UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2008

MetLife, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15787 (Commission File Number)	13-4075851 (IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188 (Zip Code)
(Address of Principal Executive Offices)

212-578-2211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

MetLife, Inc. (the “Company” or “MetLife”) is filing this Current Report on Form 8-K to update the Consolidated Financial Statements and Financial Statement Schedules included within Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Annual Report”), as well as the Selected Financial Data included within Item 6 of Part II of the 2007 Annual Report and portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations included within Item 7 of Part II of the 2007 Annual Report. These sections of the Company’s 2007 Annual Report are being updated to reflect the results of Reinsurance Group of America, Incorporated (“RGA”) as discontinued operations as a result of the disposition by the Company of RGA on September 12, 2008. The information presented herein has also been updated to reflect the sale of certain real estate operations as discontinued operations. The disposition of RGA resulted in the elimination of the Company’s Reinsurance segment. The Reinsurance segment was comprised of the results of RGA, which at disposition became discontinued operations of Corporate & Other, and the interest on economic capital, which has been reclassified to the continuing operations of Corporate & Other. The impact of the disposition of the Company’s investment in RGA is reflected in the Company’s Quarterly Report on Form 10-Q as of and for the three months and nine months ended September 30, 2008. The following is a description of the transaction and its impact on the consolidated financial statements of the Company:

On September 12, 2008, the Company completed a tax-free split-off of its majority-owned subsidiary, RGA. The Company and RGA entered into a recapitalization and distribution agreement, pursuant to which the Company agreed to divest substantially all of its 52% interest in RGA to the Company’s stockholders. The split-off was effected through the following:

•	A recapitalization of RGA common stock into two classes of common stock — RGA Class A common stock and RGA Class B common stock. Pursuant to the terms of the recapitalization, each outstanding share of RGA common stock, including the 32,243,539 shares of RGA common stock beneficially owned by the Company and its subsidiaries, was reclassified as one share of RGA Class A common stock. Immediately thereafter, the Company and its subsidiaries exchanged 29,243,539 shares of its RGA Class A common stock — which represented all of the RGA Class A common stock beneficially owned by the Company and its subsidiaries other than 3,000,000 shares of RGA Class A common stock — with RGA for 29,243,539 shares of RGA Class B common stock.

•	An exchange offer, pursuant to which the Company offered to acquire MetLife common stock from its stockholders in exchange for all of its 29,243,539 shares of RGA Class B common stock. The exchange ratio was determined based upon a ratio — as more specifically described in the exchange offering document — of the value of the MetLife and RGA shares during the three-day period prior to the closing of the exchange offer. The 3,000,000 shares of the RGA Class A common stock were not subject to the tax-free exchange.

As a result of completion of the recapitalization and exchange offer, the Company received from MetLife stockholders 23,093,689 shares of the Company’s common stock with a fair market value of $1,318 million and, in exchange, delivered 29,243,539 shares of RGA Class B common stock with a net book value of $1,716 million. The resulting loss on disposition, inclusive of transaction costs of $60 million, was $458 million. The 3,000,000 shares of RGA Class A common stock retained by the Company are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The cost basis will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company’s agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

Item 6, parts of Item 7 and Item 8 of Part II of the 2007 Annual Report are being filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this report and are hereby incorporated by reference herein. No Items of the 2007 Annual Report other than those identified above are being revised by this filing. Information in the 2007 Annual Report is generally stated as of December 31, 2007 and this filing does not reflect any subsequent information or events other than the changes described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2007 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s March 31, 2008, June 30, 2008 and September 30, 2008 Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission (“SEC”). This report should be read in conjunction with the 2007 Annual Report, subsequent Quarterly Reports on Form 10-Q and other filings made by the Company with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
	12	Statement RE: Computation of Ratio of Earnings to Fixed Charges
	23	Consent of Deloitte & Touche LLP
	99.1	Updated Part II, Item 6. Selected Financial Data of the 2007 Annual Report
	99.2	Updated portions of Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the 2007 Annual Report
	99.3	Updated Part II, Item 8. Financial Statements and Supplementary Data of the 2007 Annual Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Joseph J. Prochaska, Jr.
Name:     Joseph J. Prochaska, Jr.

Title:	Executive Vice President, Finance Operations and Chief Accounting Officer

Date: November 13, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit

12	Statement RE: Computation of Ratio of Earnings to Fixed Charges
23	Consent of Deloitte & Touche LLP
99.1	Updated Part II, Item 6. Selected Financial Data of the 2007 Annual Report
99.2	Updated portions of Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the 2007 Annual Report
99.3	Updated Part II, Item 8. Financial Statements and Supplementary Data of the 2007 Annual Report

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